Commitments and Contingencies (Details) - USD ($)	Mar. 10, 2021	Dec. 31, 2019
Commitments and Contingencies (Details) [Line Items]
Company obligated to pay adare		$ 840,000
Milestone payments due, description	(i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of FDA marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.
Novartis [Member]
Commitments and Contingencies (Details) [Line Items]
License consideration paid	$ 250,000